Exhibit 32

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Navitone Technologies, Inc., ("Navitone") on Form 10-QSB for the six-month period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Zuliani, Chief Executive Officer of Navitone, and I, Jerrold A. Wish, Principal Financial Officer of Navitone, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Navitone.

Date: August 10, 2005

/s/ Michael Zuliani

Michael Zuliani

Chief Executive Officer

Date: August 10, 2005

/s/ Jerrold A. Wish

Jerrold A. Wish

Principal Financial Officer